EXHIBIT 10.38(b)

AMENDMENT NO. 2 TO MANUFACTURING AGREEMENT

BETWEEN

ABBOTT LABORATORIES AND RELIANT PHARMACEUTICALS, INC.

THIS SECOND AMENDMENT TO MANUFACTURING AGREEMENT (this “Second Amendment”) is made as of this             day of December 2005 by and between Reliant Pharmaceuticals, Inc., a Delaware corporation (“Buyer”) and Abbott Laboratories (“Seller”).

WHEREAS, Buyer and Abbot GmbH & Co. KG entered into that certain Manufacturing Agreement (hereinafter the “Agreement”) effective as of December 3, 2003, as amended;

WHEREAS, pursuant to Amendment No. 1 to Manufacturing Agreement, dated February 8, 2005, amongst other things, Abbot GmbH & Co. KG assigned all of its rights title and interest in the Agreement to Seller; and

WHEREAS, Sections 6.1 (b) and (c) of the Agreement contemplated the conditions under which Buyer could exercise its option to extend the Term of the Agreement for the manufacture of Rythmol® SR; and

WHEREAS, Buyer and Seller desire to modify the Agreement, including Sections 2.3 (a) and (b) and Sections 6.1 (b) and (c);

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Incorporation of the Agreement. All words and phrases, when capitalized and used in this Second Amendment, shall have the meanings either as defined in the Agreement or in this Second Amendment. To the extent any terms and provisions of the Agreement are inconsistent with the modifications set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded by this Second Amendment.

2.                                       Amendment of the Agreement.

a.                                       Section 2.3 (a) is modified as follows:

In the seventh line of the Section, “(Whippany, New Jersey, USA)” is deleted and “Seller’s Manufacturing Plant, located in either Ludwigshafen, Germany or Whippany, NJ (USA), respectively” inserted in lieu thereof.

b.                                      Section 2.3 (b) of the Agreement is deleted in its entirety and following inserted in lieu thereof:

Purchase Price Adjustments. For each Contract Year commencing January 1, 2006, the Seller shall be allowed to adjust the Purchase Price for each Product to be effective for such Contract Year based on the most recent available final Producers’ Price Index for Pharmaceutical Products as published by the Bureau of Labor Statistics Index:  PPI325412325412 or any government successor thereof (“PPI”) mutually agreed to between the parties, for product produced and/or packaged in the United States, and based on the most recent available Consumer Price Index for Germany (“German-CPI”) for product produced and/or packaged in Germany http://www.destatis.de/indicators/e/vpi001ae.htm using the procedure set forth in Exhibit 1.16 attached hereto. For each Contract Year in which Seller is entitled to adjust the Purchase Price pursuant to this Section 2.3(b), Seller shall provide Buyer with written notice of any change in the Purchase Price within ten (10) Business Days after October lst of the prior Contract Year. For the avoidance of doubt, the Parties agree that the Purchase Price shall be subject to adjustment hereunder not more than once per Contract Year.

c.                                       Section 6.1 (a) of the Agreement is modified as follows:

The end of the Initial Term is changed from December 31, 2008 to December 31, 2010.

d.                                      Section 6.1 (b) and 6.1 (c) of the Agreement are deleted in their entirety and the following are inserted in lieu thereof:

(i)                                          The Seller shall have no obligation to Manufacture, sell and deliver to Buyer Rythmol®IR EXW Seller’s Manufacturing Plant, Whippany, New Jersey, USA after [***].

(ii)                                       The Seller shall have no obligation for Rythmol®SR capsule packaging at Seller’s Manufacturing Plant, Whippany, New Jersey, USA after [***].

(iii)                                    The Buyer shall be obligated to Purchase and the Seller shall be obligated to manufacture Rythmol®SR in bulk, including microtab and encapsulation thereof, sell and deliver to Buyer EXW Seller’s Manufacturing Plant, Ludwigshafen, Germany through December 31, 2010.

(iv)                                   By mutual written agreement at least twelve (12) months prior to the end of the Initial Term, the parties may extend the Term of the Agreement and therefore the obligations set forth in paragraph (iii) above for a period of time to be determined by the parties.

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(v)                                      On the date that Manufacture ceases at the Seller’s Manufacturing Plant, Whippany, New Jersey, Buyer shall assume all responsibility for existing and future stability studies of the Product.

3.                                       Generally. Sections indirectly affected by the aforementioned modifications shall be read so as to be consistent with this Amendment; all Sections not affected shall remain in force unchanged and shall be binding upon the parties hereto.

4.                                       Effectuation. This Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

5.                                       Counterparts, Facsimile. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile with the intention that delivery by such means shall have the same effect as delivery of an original counterpart hereof.

6.                                       Governing Law. This Amendment will be governed by and construed in accordance with the substantive law of the State of Illinois, without regard to the conflicts of law provisions thereof, and any dispute arising out of or in connection with this Amendment shall be governed by the alternative dispute resolution provisions of Exhibit 8.8 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Manufacturing Agreement on the date first above written.

Reliant Pharmaceuticals, Inc.	Abbott Laboratories

Mike L. McGibbon General Manager, Pharma

Date	Date

EXHIBIT A

Revised Schedule 1.16 to the Agreement

[See Attached]

Reliant Supply Agreement
Exhibit 1.16 – For 2006

Commercial Product Pricing

Product	List- Label- Size	List- Tuc- Sales Size	SAP Product #	Package	Standard Mfg Lot Size (units)	Standard Finished Lot Size (units)	2006 Selling Price
Rythmol SR22SMg 100 Tab Btl (A)	6134-04-13	[***]	[***]	100 Tab Btl	[***]	[***]	$	[***]
Rythmol SR225Mg 60 Tab Btl (A)	6134-04-60			60 Tab Btl	[***]	[***]	$	[***]
Rythmol SR225Mg Sample	6134-04-06	[***]	[***]	1x6	[***]	[***]	$	[***]
Rythmol SR225Mg 100 Tab HUD (A)	6134-04-11	[***]	[***]	100 Tab HUD	[***]	[***]	$	[***]
Rythmol SR325Mg 100 Tab Btl (A)	6135-04-13	[***]	[***]	100 Tab Btl	[***]	[***]	$	[***]
Rythmol SR325Mg 60 Tab Btl (A)	6134-04-60			60 Tab Btl	[***]	[***]	$	[***]
Rythmol SR325Mg Sample	6135-04-06	[***]	[***]	1x6	[***]	[***]	$	[***]
Rythmol SR325Mg 100 Tab HUD (A)	6135-04-11	[***]	[***]	100 Tab HUD	[***]	[***]	$	[***]
Rythmol SR425Mg 100 Tab Btl (A)	6136-04-13	[***]	[***]	100 Tab Btl	[***]	[***]	$	[***]
Rythmol SR425Mg 60 Tab Btl (A)	6136-04-60			60 Tab Btl	[***]	[***]	$	[***]
Rythmol SR425Mg Sample	6136-04-06	[***]	[***]	1x6	[***]	[***]	$	[***]
Rythmol SR42Mg 100 Tab HUD (A)	6136-04-11	[***]	[***]	100 Tab HUD	[***]	[***]	$	[***]
$
Rythmol SR225Mg Bulk Capsules	6134		[***]	Per 1,000 capsules (Packed in Box-28,000)	[***]	[***]	[***]€
Rythmol SR325Mg Bulk Capsules	6135		[***]	Per 1,000 capsules (Packed in Box-18,500)	[***]	[***]	[***]€
Rythmol SR425Mg Bulk Capsules	6136		[***]	Per 1,000 capsules (Packed in Box-14,500)	[***]	[***]	[***]€
Rythmol 150Mg 100 Tab Btl (A)	1628-04-13	[***]	[***]	100 Tab Bottle	[***]	[***]	$	[***]
Rythmol 150Mg 100 Tab HUD (A)	1628-04-11	[***]	[***]	100 Tab HUD	[***]	[***]	$	[***]
Rythmol 225Mg 100 Tab Btl (A)	1732-04-13	[***]	[***]	100 Tab Bottle	[***]	[***]	$	[***]
Rythmol 225Mg 100 Tab HUD (A)	1732-04-11	[***]	[***]	100 Tab HUD	[***]	[***]	$	[***]
Rythmol 300Mg 100 Tab Btl (A)	1831-04-13	[***]	[***]	100 Tab Bottle	[***]	[***]	$	[***]
Rythmol 300Mg 100 Tab HUD (A)	1831-04-11	[***]	[***]	100 Tab HUD	[***]	[***]	$	[***]

Rythmol 150Mg 100 Tab Btl	1628-04-15	[***]		100 Tab Bottle	[***]	[***]	$	[***]
Rythmol 150Mg 100 Tab HUD	1628-04-16	[***]		100 Tab HUD	[***]	[***]	$	[***]
Rythmol 225Mg 100 Tab Btl	1732-04-15	[***]		100 Tab Bottle	[***]	[***]	$	[***]
Rythmol 225Mg 100 Tab HUD	1732-04-16	[***]		100 Tab HUD	[***]	[***]	$	[***]
Rythmol 300Mg 100 Tab Btl	1831-04-15	[***]		100 Tab Bottle	[***]	[***]	$	[***]
Rythmol 300Mg 100 Tab HUD	1831-04-16	[***]		100 Tab HUD	[***]	[***]	$	[***]

Hourly Rates for Resources Not in Standard

	Charge		Billing
Area	Rate		Rate
Analytical Laboratories	$	[***]	$	[***]
Analytical Research	$	[***]	$	[***]
Document Center	$	[***]	$	[***]
Engineering	$	[***]	$	[***]
Label Control	$	[***]	$	[***]
Product Development	$	[***]	$	[***]
Regulatory Affairs	$	[***]	$	[***]
Stability Admin	$	[***]	$	[***]
Technical Operations	$	[***]	$	[***]

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Rev A to add bulk SR Capsule prices

NOTE:  Due to varying potency of the active, the batch sizes and capsules per box are approximations.

Accepted by:		Accepted by:

Abbott Laboratories	Dated	Reliant Pharmaceuticals

Michael L. McGibbon
General Manager, Pharma
Updated: 12/14/2005